UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2025

Beneficient

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41715	72-1573705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 North St. Paul Street, Suite 4850
Dallas, Texas 75201
(Address of Principal Executive Offices, and Zip Code)

(214) 445-4700

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.001 per share	BENF	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, par value $0.001 per share, and one share of Series A convertible preferred stock, par value $0.001 per share	BENFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 16, 2025, Beneficient (the “Company”) issued a press release announcing the Panel Determination (defined below).

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.

Item 8.01 Other Events.

On September 9, 2025, the Company was notified that the Nasdaq Hearings Panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) had determined to grant the Company an extension to regain compliance with Nasdaq Listing Rules 5250(c)(1), 5550(a)(2) and 5560(a) (the “Periodic Filing Requirement,” the “Bid Price Requirement,” and the “Rights/Warrants Listing Requirement,” respectively, and such determination, the “Panel Determination”).

The Panel Determination follows a hearing held on August 26, 2025, at which the Panel considered the Company’s plan to regain compliance with the Periodic Filing Requirement and the Bid Price Requirement. The Company continues to work diligently with its auditor to complete and file with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and expects to do so within the extension period granted by the Panel.

Additionally, to the extent the Company has not demonstrated compliance with the Bid Price Requirement, the Company expects to seek stockholder approval to effect a reverse stock split of its Class A common stock, par value $0.001 per share (the “Class A Common Stock”), and Class B common stock, $0.001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”). The Company anticipates the reverse stock split of the Common Stock will allow it to demonstrate compliance with the Bid Price Requirement within the extension period granted by the Panel.

Although the Company is taking definitive steps to evidence compliance with all applicable criteria for continued listing on The Nasdaq Capital Market, there can be no assurance that the Company will be able to timely regain compliance with the Periodic Filing Requirement and the Bid Price Requirement within the extension period granted by the Panel.

As previously disclosed, on January 17, 2025, the Company received a letter (the “January 2025 Notice”) from Nasdaq stating that the Company was not in compliance with Bid Price Requirement because the bid price for the Company’s Class A Common Stock had closed below the $1.00 per share minimum threshold required for continued listing on The Nasdaq Capital Market for the previous 30 consecutive business days. The January 2025 Notice provided the Company a 180-calendar day period to regain compliance with the Bid Price Requirement, through July 14, 2025. On July 16, 2025, the Company was notified by Nasdaq that, based upon the Company’s continued non-compliance with the Bid Price Requirement as of July 14, 2025, the Company’s securities were subject to delisting from Nasdaq unless the Company timely requested a hearing before the Panel.

Additionally, Nasdaq also notified the Company that because it had not yet filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 and its Annual Report on Form 10-K for the fiscal year ended March 31, 2025 with the SEC, the Company was not in compliance with the Periodic Filing Requirement, which could serve as a separate and additional basis for delisting. The Company timely requested a hearing before the Panel, which was held on August 26, 2025.

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements reflect our views with respect to future events as of the date of this document and are based on our management’s current expectations, estimates, forecasts, projections, assumptions, beliefs and information. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. All such forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to be materially different from those stated or implied in this document. It is not possible to predict or identify all such risks. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: our ability to timely demonstrate compliance with the Periodic Filing Requirement and the Bid Price Requirement within the extension period granted by the Panel, our ability to cure any deficiencies in compliance with any other Nasdaq Listing Rules, our ability to obtain stockholder approval for a reverse stock split of the Common Stock, risks related to the substantial costs and diversion of management’s attention and resources due to these matters and the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in our SEC filings. We expressly disclaim any obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Beneficient on September 16, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFICIENT

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer
Dated:	September 16, 2025